EXHIBIT 99.1
Tekelec Announces Q2 2007 Results
Revenues Were $110.0 million; Cash Flow from Operating Activities from Continuing
Operations Was $21.7 Million in Q2 2007; GAAP Net Income from Continuing Operations
Was $3.8 Million; GAAP EPS from Continuing Operations Totaled $0.05
MORRISVILLE, N.C. (Wednesday, August 1, 2007): Tekelec (NASDAQ: TKLC ), a leading developer of high-performance network applications for next-generation fixed, mobile and packet networks, today announced its results for the quarter and six months ended June 30, 2007. Results from continuing operations for all periods presented include the results from the Network Signaling Group (“NSG”) and the Communications Software Solutions Group (“CSSG”). Results of the Company’s Switching Solutions Group (“SSG”) for the quarter and six months ended June 30 of 2007 and 2006 and the results of the IEX contact center (“IEX”) business unit for the quarter and six months ended June 30, 2006 are included in the results from discontinued operations.
Results from Continuing Operations
Revenue from continuing operations for the second quarter of 2007 was $110.0 million, down 8% compared to $119.1 million for the second quarter of 2006. For the second quarter of 2007, the Company had orders of $84.7 million, up 4% compared to $81.8 million for the second quarter of 2006. Backlog as of June 30, 2007 was $334.7 million compared to $360.0 million as of March 31, 2007.
On a GAAP basis, the Company reported income from continuing operations for the second quarter of 2007 of $3.8 million, or $0.05 per diluted share, compared to income from continuing operations of $15.7 million, or $0.22 per diluted share, for the second quarter of 2006. On a Non-GAAP basis, income from continuing operations for the second quarter of 2007 was $9.0 million, or $0.12 per diluted share, compared to income from continuing operations of $20.7 million, or $0.28 per diluted share, for the second quarter of 2006. Please refer to the attached financial statement schedules for a reconciliation of the Company’s GAAP operating results to its Non-GAAP operating results.
Revenue from continuing operations for the first six months of 2007 was $218.8 million, up 19% compared to $184.0 million for the first six months of 2006. For the first six months of 2007, the Company had orders from continuing operations of $163.9 million, down 3% compared to $168.2 million for the first six months of 2006.
On a GAAP basis, the Company reported income from continuing operations for the first six months of 2007 of $6.8 million, or $0.10 per diluted share, compared to income from continuing operations of $5.4 million, or $0.08 per diluted share, for the first six months of 2006. On a Non-GAAP basis, income from continuing operations for the first six months of 2007 was $19.6 million, or $0.27 per diluted share, compared to income from continuing operations of $13.8 million, or $0.20 per diluted share, for the first six months of 2006. Please refer to the attached

Q2 2007 Results

financial statement schedules for a reconciliation of the Company’s GAAP operating results to its Non-GAAP operating results.
Results from Discontinued Operations
On April 21, 2007, the Company completed the sale of the SSG business to GENBAND Inc. and the operations of SSG have been presented as a discontinued operation. On a GAAP basis, loss from discontinued operations, including a loss on the sale of discontinued operations, in the second quarter of 2007 was $11.5 million, or $0.16 loss per diluted share, compared to a loss from discontinued operations of $1.1 million, or $0.02 loss per diluted share, in the second quarter of 2006. On a GAAP basis, loss from discontinued operations, including a loss on the sale of discontinued operations, for the first six months of 2007 was $65.0 million, or $0.92 loss per diluted share, compared to a loss from discontinued operations of $7.4 million, or $0.11 loss per diluted share, for the first six months of 2006.
Included in the income from discontinued operations for the three months ended June 30, 2007 is a pretax restructuring charge of $5.8 million associated with certain lease exit and moving costs recorded in connection with our exit of the facilities in Plano, Texas utilized by the SSG business. The Company anticipates an additional charge of $2.0-$3.0 million related to exit of the facilities in Plano, Texas to be recorded in the third quarter of 2007.
Balance Sheet Results
At June 30, 2007, Tekelec’s consolidated cash, cash equivalents and short-term investments totaled $464.8 million, up from $450.0 million at March 31, 2007. Deferred revenues from continuing operations were $158.8 million at June 30, 2007, down from $173.3 million at March 31, 2007.
Frank Plastina, president and chief executive officer of Tekelec, stated, “We are pleased with our operating results from continuing operations and with our strong balance sheet at the end of the June quarter. We were disappointed by our volume of orders; however, we are encouraged by the strength of our EAGLE 5 ISS signaling business internationally, which included seven new customers this quarter.”
Consolidated Results
On a GAAP basis, net loss on a consolidated basis for the three months ended June 30, 2007 was $7.8 million, or $0.11 loss per diluted share, compared to net income on a consolidated basis for the three months ended June 30, 2006 of $14.6 million, or $0.20 per diluted share. On a GAAP basis, net loss on a consolidated basis for the six months ended June 30, 2007 was $58.2 million, or $0.82 loss per diluted share, compared to a net loss on a consolidated basis for the six months ended June 30, 2006 of $2.0 million, or $0.03 loss per diluted share.
Conference Call
Tekelec has scheduled a conference call for Wednesday, August 1, 2007 for management to discuss second quarter 2007 results. The Company also plans to provide on its web site immediately prior to the call both GAAP and Non-GAAP financial measures (including GAAP reconciliations) for the second quarter and to discuss during this call certain forward looking information concerning the Company’s prospects for 2007.

Q2 2007 Results

"Live” Webcast and Replay
Tekelec will host a live webcast of its conference call on Wednesday, August 1, 2007, at 8:00 a.m. EDT. To access the webcast, visit Tekelec’s web site located at www.tekelec.com, enter the Investor Relations section and click on the webcast icon. A webcast replay will be available at approximately 10:45 a.m. on August 1st and for 90 days thereafter.
Telephone Replay
A telephone replay of the call will also be available for one week after the live webcast by calling either (800) 642-1687 or (706) 645-9291, and entering the conference ID #10917724.
Non-GAAP Information
Certain Non-GAAP financial measures are included in this press release, including a full Non-GAAP statement of operations. In the calculation of these measures, Tekelec generally excludes certain items such as amortization of acquired intangibles, restructuring and other charges, non-cash stock-based compensation charges, and unusual, non-recurring gains and charges. Tekelec believes that excluding such items provides investors and management with a representation of the Company’s core operating performance and with information useful in assessing its prospects for the future and underlying trends in Tekelec’s operating expenditures and continuing operations. Management uses such Non-GAAP measures and the Non-GAAP statements of operations to (i) evaluate financial results, (ii) manage the Company’s operations, and (iii) establish operational goals. Further, each of the individual Non-GAAP measures within the Non-GAAP statement of operations and the Non-GAAP statement of operations itself are utilized by the Company’s management and board of directors to determine incentive compensation and evaluate key trends within the business. In addition, since the Company has historically reported Non-GAAP measures to the investment community, the Company believes the inclusion of this information provides consistency in our financial reporting. The attachments to this release provide a reconciliation of each of the Non-GAAP measures, including those included in the full Non-GAAP statement of operations, referred to in this release to the most directly comparable GAAP measure. The Non-GAAP financial measures are not meant to be considered a substitute for the corresponding GAAP financial measures.
FORWARD-LOOKING STATEMENTS
Certain statements made in this press release are forward looking, reflect the Company’s current intent, belief or expectations and involve certain risks and uncertainties. The Company’s actual future performance may not meet the Company’s expectations. As discussed in the Company’s Quarterly Reports on Form 10-Q for the 2007 first quarter (the “Q1 2007 Form 10-Q”), its Annual Report on Form 10-K for 2006 (the “2006 Form 10-K”) and its other filings with the Securities and Exchange Commission (the “Commission”), the Company’s future operating results are difficult to predict and subject to significant fluctuations. Factors that may cause future results to differ materially from the Company’s current expectations, in addition to those identified in the Company’s 2006 Form 10-K, the Q1 2007 Form 10-Q and its other filings with the Commission, include, among others, the risk that the Company will not realize all the benefits of its restructuring activities; the risk that the sales cycle will lengthen as customers evaluate current technology and anticipate technology shifts; delays in new product introduction and slower than anticipated customer orders related to such products; the risk that continued service provider consolidation will require additional review of capital expenditures and lengthen their procurement cycle; and the uncertainties related to the timing of revenue recognition due to the increasing percentage of international and new customer orders in the Company’s backlog. The Company undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.

Q2 2007 Results

About Tekelec
Tekelec is a high-performance network applications company that is accelerating the transition to IP Multimedia Subsystem (IMS) networks for service providers around the globe. With its experience at the intersection of network applications and session control, Tekelec creates highly efficient platforms for managing media and delivering network solutions. Corporate headquarters are in Morrisville, N.C., U.S.A. in the Research Triangle Park area, with research and development facilities and sales offices throughout the world. For more information, please visit www.tekelec.com.
Tekelec Investor Contacts:
Jim Chiafery
Director, Investor Relations
Tel: 919.461.6825
jim.chiafery@tekelec.com

Q2 2007 Results
TEKELEC
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
	(Thousands, except per share data)
Revenues	$109,984	$119,098	$218,777	$183,950
Cost of sales:
Cost of goods sold	46,774	37,763	98,676	70,022
Amortization of purchased technology	592	587	1,179	1,174

Total cost of sales	47,366	38,350	99,855	71,196

Gross profit	62,618	80,748	118,922	112,754

Operating expenses:
Research and development	24,064	19,104	46,271	37,102
Sales and marketing	18,309	19,384	36,974	36,937
General and administrative	14,762	16,039	27,794	30,119
Restructuring and other	2,511	1,920	2,511	2,082
Amortization of intangible assets	48	472	94	944

Total operating expenses	59,694	56,919	113,644	107,184

Income (loss) from operations	2,924	23,829	5,278	5,570

Other income (expense), net:
Interest income	4,355	1,878	8,295	3,527
Interest expense	(956)	(859)	(1,851)	(1,781)
Gain on sale of investments	85	—	223	1,793
Other income, net	(1,118)	217	(1,844)	(351)

Total other income, net	2,366	1,236	4,823	3,188

Income from continuing operations before provision for income taxes	5,290	25,065	10,101	8,758
Provision for income taxes	1,517	9,374	3,328	3,333

Income from continuing operations	3,773	15,691	6,773	5,425
Loss from discontinued operations, net of taxes (1,2)	(7,084)	(1,141)	(23,276)	(7,384)
Loss on sale of discontinued operations, net of taxes (3,4)	(4,463)	—	(41,743)	—

Net Income (Loss)	$(7,774)	$14,550	$(58,246)	$(1,959)

Earnings per share from continuing operations:
Basic	$0.05	$0.23	$0.10	$0.08
Diluted	0.05	0.22	0.10	0.08

Earnings (loss) per share from discontinued operations:
Basic	$(0.17)	$(0.02)	$(0.94)	$(0.11)
Diluted	(0.16)	(0.02)	(0.92)	(0.11)

Earnings (loss) per share:
Basic	$(0.11)	$0.22	$(0.84)	$(0.03)
Diluted	(0.11)	0.20	(0.82)	(0.03)

Weighted average number of shares outstanding-continuing operations:
Basic	69,938	66,933	69,426	66,883
Diluted	71,151	74,563	70,699	68,219

Weighted average number of shares outstanding:
Basic	69,938	66,933	69,426	66,883
Diluted	71,151	74,563	70,699	68,219

Q2 2007 Results

Notes to Unaudited Condensed Consolidated Statements of Operations:
(1)	For the three months ended June 30, 2007, loss from discontinued operations relates to our former SSG business unit, and includes loss from operating activities ($3.4 million) as well as restructuring charges ($3.7 million), net of taxes. For the three months ended June 30, 2006, loss from discontinued operations consists of ($10.7) million loss from operating activities of SSG, and $9.6 million gain from operating activities of IEX, net of taxes.

(2)	For the six months ended June 30, 2007, loss from discontinued operations relates to our former SSG business unit, and includes loss from operating activities ($13.0 million) as well as restructuring charges ($10.3 million), net of taxes. For the six months ended June 30, 2006, loss from discontinued operations consists of ($19.9) million loss from operating activities of SSG, and $12.5 million gain from operating activities of IEX, net of taxes.

(3)	For the three months ended June 30, 2007, the loss on sale of discontinued operations represents the current quarter impact of the final disposition of our former SSG business unit.

(4)	For the six months ended June 30, 2007, the loss on sale of discontinued operations represents the impact of the final disposition of our former SSG business unit.

Q2 2007 Results
TEKELEC
UNAUDITED NON-GAAP(1) STATEMENTS OF OPERATIONS FOR CONTINUING OPERATIONS

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
	(Thousands, except per share data)
Revenues	$109,984	$119,098	$218,777	$183,950
Cost of sales:
Cost of goods sold	46,370	37,176	92,753	68,729

Gross profit	63,614	81,922	126,024	115,221

Research and development	23,361	18,000	44,554	34,491
Sales and marketing	17,516	18,140	35,164	34,178
General and administrative	12,629	14,221	22,806	26,036

Total operating expenses	53,506	50,361	102,524	94,705

Income from operations	10,108	31,561	23,500	20,516
Interest and other income, net	2,366	1,236	4,823	1,395

Income from continuing operations before provision for income taxes	12,474	32,797	28,323	21,911
Provision for income taxes (2)	3,459	12,134	8,705	8,106

Net income from continuing operations	$9,015	$20,663	$19,618	$13,805

Earnings per share:
Basic	$0.13	$0.31	$0.28	$0.21
Diluted (3)	0.12	0.28	0.27	0.20

Earnings per share weighted average number of shares outstanding:
Basic	69,938	66,933	69,426	66,883
Diluted (3)	77,512	74,563	77,060	74,580
Notes to Unaudited Non-GAAP Statements of Operations for Continuing Operations:
(1)	Please refer to the attached reconciliations of the GAAP Statements of Operations to the above Non-GAAP Statements of Operations.

(2)	The above Non-GAAP Statements of Operations assume effective income tax rates of 28% and 37% for the three months ended June 30, 2007 and 2006, respectively. The above Non-GAAP Statements of Operations assume effective income tax rates of 31% and 37% for the six months ended June 30, 2007 and 2006, respectively.

(3)	For the three and six months ended June 30, 2007, the calculation of diluted earnings per share includes the add-back to net income of $581,000 and $1,162,000, respectively for assumed after-tax interest cost and 6,361,000 weighted average shares related to the convertible debt using the “if-converted” method. For the three and six months ended June 30, 2006, the calculation of diluted earnings per share includes a potential add-back to net income of $581,000 and $1,162,000, respectively for assumed after-tax interest cost and 6,361,000 weighted average shares related to the convertible debt using the “if-converted” method.

Q2 2007 Results
TEKELEC
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
	2007	2006
	(Thousands, except share data)
ASSETS

Current assets:
Cash and cash equivalents	$46,557	$45,329
Short-term investments, at fair value	418,227	379,045

Total cash, cash equivalents and short-term investments	464,784	424,374
Accounts receivable, net	89,513	133,050
Inventories	25,322	25,739
Income taxes receivable	25,876	14,665
Deferred income taxes	25,502	27,671
Deferred costs and prepaid commissions	41,427	55,110
Prepaid expenses and other current assets	11,279	26,133
Receivable from GenBand	505	—
Assets of discontinued operations	—	118,341

Total current assets	684,208	825,083
Property and equipment, net	32,942	36,398
Investments in privately-held companies	18,553	7,322
Deferred income taxes, net	75,251	51,496
Other assets	2,380	2,539
Goodwill	26,876	26,876
Intangible assets, net	18,277	19,543

Total assets	$858,487	$969,257

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Trade accounts payable	$26,706	$27,316
Accrued expenses	43,030	55,665
Accrued payroll and related expenses	21,652	28,733
Current portion of deferred revenues	148,661	189,994
Convertible debt	125,000	—
Liabilities associated with SSG	5,330	—
Liabilities of discontinued operations	—	40,991

Total current liabilities	370,379	342,699

Long-term convertible debt	—	125,000
Deferred income taxes	1,381	1,481
Long-term portion of deferred revenues	10,108	5,836
Other long-term liabilities	8,691	—

Total liabilities	390,559	475,016

Commitments and Contingencies

Shareholders’ equity:
Common stock, without par value, 200,000,000 shares authorized; 70,648,940 and 68,728,986 shares issued and outstanding, respectively	353,969	322,620
Retained earnings	113,476	171,722
Accumulated other comprehensive income (loss)	483	(101)

Total shareholders’ equity	467,928	494,241

Total liabilities and shareholders’ equity	$858,487	$969,257

Q2 2007 Results
TEKELEC
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six Months ended June 30,
	2007	2006
	(Thousands)
Cash flows from operating activities:
Net loss	$(58,246)	$(1,959)
Adjustments to reconcile net loss to net cash provided by operating activities:
Loss from discontinued operations	65,019	7,384
Gain on sale of investments	(223)	(1,793)
Provision for doubtful accounts and returns	192	—
Inventory write downs	5,254	2,696
Depreciation	7,707	6,017
Amortization of intangibles	1,273	2,118
Amortization, other	929	2,186
Deferred income taxes	(2,113)	(2,714)
Stock-based compensation	8,726	10,194
Excess tax benefits from stock-based compensation	(2,912)	(341)
Changes in operating assets and liabilities, net of business disposal:
Accounts receivable	43,228	(18,958)
Inventories	(2,616)	(11,053)
Deferred costs	13,683	(3,421)
Prepaid expenses and other current assets	14,589	(1,451)
Trade accounts payable	(535)	(1,017)
Income taxes receivable/payable	11,525	(12,916)
Accrued expenses	(14,851)	(518)
Accrued payroll and related expenses	(7,713)	(407)
Deferred revenues	(37,003)	55,022

Total adjustments	104,159	31,028

Net cash provided by operating activities — continuing operations	45,913	29,069
Net cash used in operating activities — discontinued operations	(16,571)	(9,148)

Net cash provided by operating activities	29,342	19,921

Cash flows from investing activities:
Proceeds from sales and maturities of investments	332,918	383,480
Purchases of investments	(372,016)	(415,817)
Purchases of property and equipment	(10,087)	(10,885)
Change in other assets	(224)	1,455

Net cash used in investing activities — continuing operations	(49,409)	(41,767)
Net cash used in investing activities — discontinued operations	(2,320)	(5,071)

Net cash used in investing activities	(51,729)	(46,838)

Cash flows from financing activities:
Payments on notes payable	—	(85)
Proceeds from issuance of common stock	20,234	3,904
Excess tax benefits from stock-based compensation	2,912	341

Net cash provided by financing activities	23,146	4,160

Effect of exchange rate changes on cash	469	284

Net change in cash and cash equivalents	1,228	(22,473)
Cash and cash equivalents, beginning of period	45,329	52,069

Cash and cash equivalents, end of period	46,557	29,596
Less cash and cash equivalents of discontinued operations	—	504

Cash and cash equivalents of continuing operations at end of period	$46,557	$29,092

Q2 2007 Results
TEKELEC
UNAUDITED IMPACT OF NON-GAAP ADJUSTMENTS ON NET INCOME

	Three Months Ended June 30, 2007

	(Thousands, except per share data)

			GAAP			Non-GAAP
	Tekelec	Discontinued	Continuing			Continuing
	Total	Operations	Operations	Adjustments		Operations

Revenues	$116,684	$6,700	$109,984	$—		$109,984
Costs and expenses:
Cost of sales:
Cost of goods sold	51,607	4,833	46,774	(404	)(1)	46,370
Amortization of purchased technology	592	—	592	(592	)(2)	—

Total cost of sales	52,199	4,833	47,366	(996)		46,370

Gross profit	64,485	1,867	62,618	996		63,614

Research and development	27,038	2,974	24,064	(703	)(1)	23,361
Sales and marketing	20,406	2,097	18,309	(793	)(1)	17,516
General and administrative	17,035	2,273	14,762	(2,090	)(1)	12,629
				(43	)(3)
Restructuring and other	2,511	—	2,511	(2,511	)(4)	—
Amortization of intangible assets	48	—	48	(48	)(2)	—

Total operating expenses	67,038	7,344	59,694	(6,188)		53,506

Income (Loss) from operations	(2,553)	(5,477)	2,924	7,184		10,108

Other discontinued operations	(7,319)	(7,319)	—	—		—
Interest and other income, net	2,366	—	2,366	—		2,366

Income (Loss) from continuing operations before provision for income taxes	(7,506)	(12,796)	5,290	7,184		12,474

Provision for (benefit from) income taxes	268	(1,249)	1,517	1,942	(5)	3,459

Income (Loss) from continuing operations	(7,774)	(11,547)	3,773	5,242		9,015

Loss from discontinued operations for SSG, net of taxes	—	11,547	(11,547)	11,547	(6)	—

Net Income (Loss)	$(7,774)	$—	$(7,774)	$16,789		$9,015

Earnings (Loss) per share from continuing operations:
Basic	$(0.11)		$0.05			$0.13
Diluted (7)	(0.11)		0.05			0.12

Earnings (Loss) per share:
Basic	$(0.11)		$(0.11)			$0.13
Diluted (7)	(0.11)		(0.11)			0.12

Earnings per share weighted average number of shares outstanding:
Basic	69,938		69,938			69,938
Diluted (7)	71,151		71,151			77,512
(1)	The adjustments represent stock-based compensation expense recognized related to awards of stock options, restricted stock or restricted stock units and stock appreciation rights granted under our employee stock purchase plans.

(2)	The adjustments represent the amortization of purchased technology, other intangibles and acquired backlog related to the acquisitions of Steleus and iptelorg.

(3)	The adjustment represents the legal expenses incurred to settle the Bouygues litigation.

(4)	The adjustment represents the impact of the June 2007 restructuring.

(5)	The adjustment represents the income tax effect of footnotes (1), (2), (3) and (4) in order to reflect our Non-GAAP effective tax rate of 28%.

(6)	The adjustment represents the elimination of the results of operations of our discontinued operations.

(7)	For the three months ended June 30, 2007, the calculations of diluted earnings per share related to Tekelec Total and GAAP Continuing Operations exclude a potential add-back to net income of $581,000 for assumed after-tax interest cost and 6,361,000 weighted average shares related to the convertible debt using the “if-converted” method as the effect of including such amounts is anti-dilutive. The calculation of diluted earnings per share related to Non-GAAP Continuing Operations includes the add-back to net income of $581,000 for assumed after-tax interest cost and 6,361,000 weighted average shares related to the convertible debt using the “if-converted” method.

Q2 2007 Results
TEKELEC
UNAUDITED IMPACT OF NON-GAAP ADJUSTMENTS ON NET INCOME

	Six Months Ended June 30, 2007

	(Thousands, except per share data)

			GAAP			Non-GAAP
	Tekelec	Discontinued	Continuing			Continuing
	Total	Operations	Operations	Adjustments		Operations

Revenues	$246,459	$27,682	218,777	$—		$218,777
Costs and expenses:
Cost of sales:
Cost of goods sold	118,234	19,558	98,676	(923	)(1)	92,753
				(5,000	)(2)
Amortization of purchased technology	1,284	105	1,179	(1,179	)(3)	—

Total cost of sales	119,518	19,663	99,855	(7,102)		92,753

Gross profit	126,941	8,019	118,922	7,102		126,024

Research and development	63,250	16,979	46,271	(1,717	)(1)	44,554
Sales and marketing	42,947	5,973	36,974	(1,810	)(1)	35,164
General and administrative	33,732	5,938	27,794	(4,276	)(1)	22,806
				(712	)(4)
Restructuring and other	2,511	—	2,511	(2,511	)(5)	—
Amortization of intangible assets	164	70	94	(94	)(3)	—

Total operating expenses	142,604	28,960	113,644	(11,120)		102,524

Income (Loss) from operations	(15,663)	(20,941)	5,278	18,222		23,500

Other discontinued operations	(77,323)	(77,323)	—	—		—
Interest and other income, net	4,823	—	4,823	—		4,823

Income (Loss) from continuing operations before provision for income taxes	(88,163)	(98,264)	10,101	18,222		28,323

Provision for (benefit from) income taxes	(29,917)	(33,245)	3,328	5,377	(6)	8,705

Income (Loss) from continuing operations	(58,246)	(65,019)	6,773	12,845		19,618

Loss from discontinued operations for SSG, net of taxes	—	65,019	(65,019)	65,019	(7)	—

Net Income (Loss)	$(58,246)	$—	$(58,246)	$77,864		$19,618

Earnings (Loss) per share from continuing operations:
Basic	$(0.84)		$0.10			$0.28
Diluted (8)	(0.82)		0.10			0.27

Earnings (Loss) per share:
Basic	$(0.84)		$(0.84)			$0.28
Diluted (8)	(0.82)		(0.82)			0.27

Earnings per share weighted average number of shares outstanding:
Basic	69,426		69,426			69,426
Diluted (8)	70,699		70,699			77,060
(1)	The adjustments represent stock-based compensation expense recognized related to awards of stock options, restricted stock or restricted stock units and stock appreciation rights granted under our employee stock purchase plans.

(2)	The adjustments represent the charge associated with product credits issued to Bouygues Telecom, S.A. as part of our settlement of the Bouygues litigation.

(3)	The adjustments represent the amortization of purchased technology, other intangibles and acquired backlog related to the acquisitions of Steleus and iptelorg.

(4)	The adjustment represents legal expenses incurred to settle the Bouygues litigation.

(5)	In the second quarter of 2007 we initiated a restructuring of our operations to better align with our current organizational requirements. This adjustment represents the elimination of the costs associated with the June restructuring.

(6)	The adjustment represents the income tax effect of footnotes (1), (2), (3), (4) and (5) in order to reflect our Non-GAAP effective tax rate of 31%.

(7)	The adjustment represents the elimination of the results of operations of our discontinued operations.

(8)	For the six months ended June 30, 2007, the calculations of diluted earnings per share related to Tekelec Total and GAAP Continuing Operations exclude a potential add-back to net income of $1,162,000 for assumed after-tax interest cost and 6,361,000 weighted average shares related to the convertible debt using the “if-converted” method as the effect of including such amounts is anti-dilutive. The calculation of diluted earnings per share related to Non-GAAP Continuing Operations includes the add-back to net income of $1,162,000 for assumed after-tax interest cost and 6,361,000 weighted average shares related to the convertible debt using the “if-converted” method.

Q2 2007 Results
TEKELEC
UNAUDITED IMPACT OF NON-GAAP ADJUSTMENTS ON NET INCOME

	Three Months Ended June 30, 2006

	(Thousands, except per share data)

			GAAP			Non-GAAP
	Tekelec	Discontinued	Continuing			Continuing
	Total	Operations	Operations	Adjustments		Operations

Revenues	$149,868	$30,770	$119,098	$—		$119,098
Costs and expenses:
Cost of sales:
Cost of goods sold	57,881	20,118	37,763	(587	)(1)	37,176
Amortization of purchased technology	1,276	689	587	(587	)(2)	—

Total cost of sales	59,157	20,807	38,350	(1,174)		37,176

Gross profit	90,711	9,963	80,748	1,174		81,922

Research and Development	37,608	18,504	19,104	(1,104	)(1)	18,000
Sales and Marketing	23,693	4,309	19,384	(1,244	)(1)	18,140
General and administrative	18,143	2,104	16,039	(1,495	)(1)	14,221
				(113	)(3)
				(210	)(4)
Restructuring and other	3,255	1,335	1,920	(1,920	)(5)	—
Amortization of intangible assets	578	106	472	(472	)(2)	—

Total operating expenses	83,277	26,358	56,919	(6,558)		50,361

Income (Loss) from operations	7,434	(16,395)	23,829	7,732		31,561

Interest and other income, net	1,236	—	1,236	—		1,236

Income (Loss) from continuing operations before provision for income taxes	8,670	(16,395)	25,065	7,732		32,797

Provision for (benefit from) income taxes	3,742	(5,632)	9,374	2,760	(6)	12,134

Income (Loss) from continuing operations	4,928	(10,763)	15,691	4,972		20,663

Income from discontinued operations for IEX, net of taxes	9,622	—	9,622	(9,622)	(7)	—
Loss from discontinued operations for SSG, net of taxes	—	10,763	(10,763)	10,763	(7)	—

Net Income	$14,550	$—	$14,550	$6,113		$20,663

Earnings per share from continuing operations:
Basic	$0.07		$0.23			$0.31
Diluted (8)	0.07		0.22			0.28

Earnings per share:
Basic	$0.22		$0.22			$0.31
Diluted (8)	0.21		0.20			0.28

Earnings per share weighted average number of shares outstanding:
Basic	66,933		66,933			66,933
Diluted (8)	68,202		74,563			74,563
(1)	The adjustments represent stock-based compensation expense recognized related to awards of stock options, restricted stock or restricted stock units and stock purchase rights granted under our employee stock purchase plans.

(2)	The adjustments represent the amortization of purchased technology, other intangibles and acquired backlog related to the acquisitions of Steleus and iptelorg.

(3)	The adjustment represents legal expenses incurred to settle the IEX vs. Blue Pumpkin litigation.

(4)	The adjustment represents costs associated with the restatement of our consolidated financial statements.

(5)	The adjustment represents restructuring and other costs related to our 2006 restructuring and changes in estimates relating to the restructuring of our manufacturing and corporate headquarters relocations in 2005 and 2004.

(6)	The adjustment represents the income tax effect of footnotes (1), (2), (3), (4) and (5) in order to reflect our Non-GAAP effective tax rate of 37%.

(7)	The adjustment represents the elimination of the results of operations of our discontinued operations.

(8)	For the three months ended June 30, 2006, the calculations of diluted earnings per share for Tekelec Total exclude a potential add-back to net income of $581,000 for assumed after-tax interest cost and 6,361,000 weighted average shares related to the convertible debt using the “if-converted” method of accounting for earnings per diluted share as the effects of including such amount is anti-dilutive. GAAP Continuing Operations and Non-GAAP Continuing Operations diluted earnings per share include the potential add-back to net income of $581,000 for assumed after-tax interest cost and 6,361,000 weighted average shares related to the convertible debt using the “if-converted” method.

Q2 2007 Results
TEKELEC
UNAUDITED IMPACT OF NON-GAAP ADJUSTMENTS ON NET INCOME

	Six Months Ended June 30, 2006

	(Thousands, except per share data)

			GAAP			Non-GAAP
	Tekelec	Discontinued	Continuing			Continuing
	Total	Operations	Operations	Adjustments		Operations

Revenues	$243,972	$60,022	$183,950	$—		$183,950
Costs and expenses:
Cost of sales:
Cost of goods sold	110,320	40,298	70,022	(1,293	)(1)	68,729
Amortization of purchased technology	2,552	1,378	1,174	(1,174	)(2)	—

Total cost of sales	112,872	41,676	71,196	(2,467)		68,729

Gross profit	131,100	18,346	112,754	2,467		115,221

Research and Development	72,312	35,210	37,102	(2,611	)(1)	34,491
Sales and Marketing	45,777	8,840	36,937	(2,759	)(1)	34,178
General and administrative	33,869	3,750	30,119	(3,531	)(1)	26,036
				(342	)(3)
				(210	)(4)
Restructuring and other	3,419	1,337	2,082	(2,082	)(5)	—
Amortization of intangible assets	1,156	212	944	(944	)(2)	—

Total operating expenses	156,533	49,349	107,184	(12,479)		94,705

Income (Loss) from operations	(25,433)	(31,003)	5,570	14,946		20,516

Interest and other income, net	3,188	—	3,188	(1,793)		1,395

Income (Loss) from continuing operations before provision for income taxes	(22,245)	(31,003)	8,758	13,153		21,911

Provision for (benefit from) income taxes	(7,711)	(11,044)	3,333	4,773	(6)	8,106

Income (Loss) from continuing operations	(14,534)	(19,959)	5,425	8,380		13,805

Income from discontinued operations for IEX, net of taxes	12,575	—	12,575	(12,575)	(7)	—
Loss from discontinued operations for SSG, net of taxes	—	19,959	(19,959)	19,959	(7)	—

Net Income (Loss)	$(1,959)	$—	$(1,959)	$15,764		$13,805

Earnings (Loss) per share from continuing operations:
Basic	$(0.22)		$0.08			$0.21
Diluted (8)	(0.22)		0.08			0.20

Earnings (Loss) per share:
Basic	$(0.03)		$(0.03)			$0.21
Diluted (8)	(0.03)		(0.03)			0.20

Earnings per share weighted average number of shares outstanding:
Basic	66,883		66,883			66,883
Diluted (8)	66,883		68,219			74,580
(1)	The adjustments represent stock-based compensation expense recognized related to awards of stock options, restricted stock or restricted stock units and stock purchase rights granted under our employee stock purchase plans.

(2)	The adjustments represent the amortization of purchased technology, other intangibles and acquired backlog related to the acquisitions of Steleus and iptelorg.

(3)	The adjustment represents legal expenses incurred to settle the IEX vs. Blue Pumpkin litigation.

(4)	The adjustment represents costs associated with the restatement of our consolidated financial statements.

(5)	The adjustment represents restructuring and other costs related to our 2006 restructuring and changes in estimates relating to the restructuring of our manufacturing and corporate headquarters relocations in 2005 and 2004.

(6)	The adjustment represents the income tax effect of footnotes (1), (2), (3), (4) and (5) in order to reflect our Non-GAAP effective tax rate of 37%.

(7)	The adjustment represents the elimination of the results of operations of our discontinued operations.

(8)	For the six months ended June 30, 2006, the calculations of diluted earnings per share for Tekelec Total and GAAP Continuing Operations exclude a potential add-back to net income of $1,162,000 for assumed after-tax interest cost and 6,361,000 weighted average shares related to the convertible debt using the “if-converted” method of accounting for earnings per diluted share as the effects of including such amount is anti-dilutive. Non-GAAP Continuing Operations diluted earnings per share include the potential add-back to net income of $1,162,000 for assumed after-tax interest cost and 6,361,000 weighted average shares related to the convertible debt using the “if-converted” method.